FORD MOTOR CREDIT COMPANY
                JULY 1998-C OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                  Jul-98
Distribution Date                                                 8/15/98


Total Portfolio                                          2,300,021,862.20
Total Securities                                         2,346,000,000.00
Class A-1 Notes                                            300,000,000.00
Class A-2 Notes                                            300,000,000.00
Class A-3 Notes                                            650,000,000.00
Class A-4 Notes                                            712,000,000.00
Class A-5 Notes                                            200,000,000.00
Class B Notes                                               92,000,000.00
Class C Certificates                                        46,000,000.00
Class D Certificates                                        46,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          17,957,676.89
   Pre Computed                                              3,025,782.61
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  20,983,459.50

Servicer Advances
   Simple Interest Servicer Advances                           226,932.87
   Reimbursement of Previous Simple Interest Servicer Ad             0.00
   Precomputed Servicer Advances                                95,656.59
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                       322,589.46

Principal Payments Received
   Simple Interest                                          61,097,656.32
   Pre Computed                                             11,397,639.91
Liquidation Proceeds                                             7,371.22
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 72,502,667.45
Aggregate Losses for Collection Period                          29,145.44
Total Regular Principal Reduction                           72,524,441.67

Total Collections                                           93,808,716.41

II. DISTRIBUTIONS
Total Collections                                           93,808,716.41
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                            93,808,716.41

Servicing Fee:
Servicing Fee Due                                            1,916,684.89
   Per $1,000 of Original Balance                                    0.82
Servicing Fee Paid                                           1,916,684.89
   Per $1,000 of Original Balance                                    0.82
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                        887,933.33
      Per $1,000 of Original Balance                                 2.96
   Class A-1 Notes Monthly Interest Paid                       887,933.33
      Per $1,000 of Original Balance                                 2.96
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                        897,750.00
      Per $1,000 of Original Balance                                 2.99
   Class A-2 Notes Monthly Interest Paid                       897,750.00
      Per $1,000 of Original Balance                                 2.99
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      1,655,333.33
      Per $1,000 of Original Balance                                 2.55
   Class A-3 Notes Monthly Interest Paid                     1,655,333.33
      Per $1,000 of Original Balance                                 2.55
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                      1,838,542.22
      Per $1,000 of Original Balance                                 2.58
   Class A-4 Notes Monthly Interest Paid                     1,838,542.22
      Per $1,000 of Original Balance                                 2.58
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-5 Notes Monthly Interest
   Class A-5 Notes Monthly Interest Due                        520,888.89
      Per $1,000 of Original Balance                                 2.60
   Class A-5 Notes Monthly Interest Paid                       520,888.89
      Per $1,000 of Original Balance                                 2.60
   Class A-5 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-5 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-5 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          247,786.67
      Per $1,000 of Original Balance                                 2.69
   Class B Notes Monthly Interest Paid                         247,786.67
      Per $1,000 of Original Balance                                 2.69
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   6,048,234.44
      Per $1,000 of Original Balance                                 2.68
   Total Note Interest Paid                                  6,048,234.44
      Per $1,000 of Original Balance                                 2.68
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   128,800.00
      Per $1,000 of Original Balance                                 2.80
   Class C Certificates Monthly Interest Paid                  128,800.00
      Per $1,000 of Original Balance                                 2.80
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   157,422.22
      Per $1,000 of Original Balance                                 3.42
   Class D Certificates Monthly Interest Paid                  157,422.22
      Per $1,000 of Original Balance                                 3.42
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   6,334,456.66
      Per $1,000 of Original Balance                                 2.70
   Total Note and Certificate Interest Paid                  6,334,456.66
      Per $1,000 of Original Balance                                 2.70
   Total Note and Certificate Interest Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00
      Per $1,000 of Original Balance                                 0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                      26,502,579.47
      Per $1,000 of Original Balance                                11.30
   Regular Principal Distribution Amount                    59,054,995.39
      Per $1,000 of Original Balance                                25.17
   Total Principal Distribution Amount                      85,557,574.86
      Per $1,000 of Original Balance                                36.47
Class A-1 Notes Monthly Principal Paid
   Class A-1 Notes Monthly Principal Paid                   85,557,574.86
      Per $1,000 of Original Balance                               285.19
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-5 Notes Monthly Principal
   Class A-5 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                 85,557,574.86
      Per $1,000 of Original Balance                                37.96
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid                85,557,574.86

Total Available for Distribution                            93,808,716.41
Total Distributions                                         93,808,716.41


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            2,168,442,425.14
   Note Pool Factor                                             0.9620419
   Class A-1 Notes Balance                                 214,442,425.14
   Class A-1 Notes Pool Factor                                  0.7148081
   Class A-2 Notes Balance                                 300,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 650,000,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 712,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class A-5 Notes Balance                                   200000000.00
   Class A-5 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                    92,000,000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                               46000000.00
   Class C Certificates Pool Factor                                  1.00
   Class D Certificates Balance                               46000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          2,260,442,425.14
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.11%
   Weighted Average Remaining Maturity (WAM)                        47.70
   Remaining Number of Receivables                             166,567.00
   Portfolio Receivable Balance                          2,227,497,420.53

IV. OVERCOLLATERALIZATION INFORMATION
   Specified Overcollateralization Amount                   10,774,864.90
   Specified Credit Enhancement Amount                      22,274,974.21


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           11,500,109.31
Specified Reserve Account Balance                           11,500,109.31
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          11,500,109.31
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              11,500,109.31
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                          7,371.22
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                      29,145.44
Charge-off Rate for Collection Period (annualized)                   0.01%
Cumulative Net Losses for all Periods                           21,774.22
Delinquent Receivables:
   31-60 Days Delinquent                                    16,327,774.40
   61-90 Days Delinquent                                       183,040.45
   91-120 Days Delinquent                                            0.00
   120+ Days Delinquent                                              0.00

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00